SUPPLEMENT TO THE PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION

OF

  WELLS FARGO ADVANTAGE COREBUILDER SHARES

ForCoreBuilder Fund – Series G
(the “Fund”)

                At its November 6-7, 2012 meeting, the Board of Trustees of Wells Fargo Funds Trust unanimously approved the termination of the Fund upon redemption of all of its outstanding shares. It is expected that this redemption will occur during or before the first quarter of 2013.

November 8, 2012                                                                                                                                                                 CBG112/P1515SP